Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert Klawonn, the Chief Executive Officer of 4M Carbon Fiber Corp., a Delaware corporation (the "Company"), hereby certify, that, to my knowledge:

1.

The Quarterly Report on Form 10-Q for the period ended September 30, 2018 (the "Report") of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

1.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2018

By: /s/ Robert Klawonn Name: Robert Klawonn Title: Chief Executive Officer (Principal Executive Officer)